CANADA SOUTHERN PETROLEUM LTD.
                             1992 STOCK OPTION PLAN

         1. Purpose of Plan. The purpose of this stock option plan (the "Plan") is to further the success of Canada Southern Petroleum Ltd., a Canadian corporation, chartered under the laws of the Province of Nova Scotia (the "Company"), and its subsidiaries or affiliates, by making available stock of the Company for purchase by eligible directors, officers, key employees and consultants of the Company and its subsidiaries or affiliates, and thus to provide an additional incentive to such persons to continue their affiliation with the Company and its subsidiaries or affiliates and to give them a greater interest as stockholders in the success of the Company.

         2. Stock Subject to Plan. There shall be reserved for issuance or transfer upon the exercise of options to be granted from time to time under the Plan an aggregate of 600,000 shares of the Company's Limited Voting Shares, $1.00 par value (the "Shares"), which shares, as the Board of Directors shall from time to time determine, may be in whole or in part authorized and unissued shares of stock or issued shares of stock which shall have been reacquired by the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

         3. Administration. The Board of Director of the Company shall act as a committee of the whole (the "Committee") to administer the Plan. No director who is at that time eligible to receive an option under the Plan shall participate as a member of the Committee in the granting of an option to such director.

         The Committee shall have absolute authority in its discretion, but subject to the express provisions of the Plan, to determine (i) the purchase price of the Shares covered by each option, (ii) the persons to whom options shall be granted, (iii) the time or times at which options shall be granted,
(iv) the number of shares to be subject to each option, and (v) the time or times at which an option can be exercised and whether in whole or installments; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions (and amendments thereof) of the respective option agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. A majority of the members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. The Committee shall establish such rules and regulations for the conduct of its business as it shall deem advisable.

         4. Eligibility. Options under the Plan may be granted only to directors, officers, key employees and consultants of (i) the Company, (ii) subsidiary corporations of the Company from time to time ("Subsidiaries") and
(iii) any business entity in which the Company shall from time to time have a substantial interest ("Affiliate"). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success, and such other factors as the Committee in its discretion shall deem relevant.

         5. Option Prices. The purchase price of Shares under each option shall be determined by the Committee. The purchase price may be less than fair market value of the Shares at the time of granting, but may not be less than the greater of (i) the par value thereof and (ii) the fair value of the shares less any discount permitted by The Toronto Stock Exchange.

         6. Exercise of Option. Unless otherwise provided in the option agreement, an option granted under the Plan shall become exercisable in installments as follows: to the extent of twenty-five (25%) percent of the number of shares originally covered thereby, in the calendar year next succeeding the date of grant of the option, and to the extent of an additional twenty-five (25%) percent of such number of shares in each of the three succeeding years thereafter. Such installments shall be cumulative. The Committee shall have authority in its discretion to prescribe in any option agreement that the option may be exercised in different installments during the term of the option. In any event, options granted to individuals who have been associated with the Company for not less than ten years may be exercisable immediately. The purchase price of the shares to be acquired shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. The term of each option shall be for such period as the Committee shall determine, but not more than ten years from the date of granting thereof, or such shorter period as described in Paragraphs 8 and 9 hereof. As to employees, except as provided in Paragraphs 8 and 9, an option granted to an employee of the Company or one of its Subsidiaries or Affiliates, may not be exercised unless the holder thereof is at the time of such exercise (and has been since the date or grant), an employee or a retiree of the Company or one of its then Subsidiaries or a then Affiliate. The holder of an option shall not have any of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued or transferred to him upon exercise of his option.

         7. Limited Transferability of Options. No options granted under the Plan shall be transferable, except that options may be transferred to and be exercised by members of an optionee's immediate family, and each option granted pursuant to the Plan may be exercised during an optionholder's lifetime, or pursuant to Paragraph 9 hereof.

         8. Termination of Employment. In the event of termination of employment of an employee to whom an option has been granted under the Plan, other than (a) a termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, or (b) a termination by reason of death, the employee may (unless otherwise provided in his option agreement) exercise his option at any time within three months after such termination of employment, or such other time as the Committee shall authorize, but in no event after ten years from the date of granting thereof, to the extent of the number of shares covered by his option which were purchasable by him at the date of termination of his employment. In the event of the termination of the employment of an employee to whom an option has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee without the written consent of the Company, any options held by him under the Plan, to the extent not theretofore exercised, shall forthwith terminate. Nothing in the Plan or any option granted pursuant to the Plan shall confer on any individual any right to continue in any capacity his relationship with the Company or any of its Subsidiaries or Affiliates or interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate such relationship at any time.

         This Paragraph 8 is applicable only to options granted to and held by full time officers and employees and is not applicable to options granted to directors, retirees of the Company and consultants.

         9. Death of Holder of Option. In the event of the death of any holder of an option which has been granted under the Plan, such option (unless previously terminated) may be exercised (to the extent of the number of shares covered by such option which were purchasable by such person at the date of his death) by a legatee or legatees of such option under such person's will, or by such person's personal representative or distributees, at any time within a period of one year after his death, but not after ten years from the date of granting thereof.

         10. Retirement of Holder of Option. In the event of the retirement of a holder of an option which has been granted under the Plan, such option (unless previously terminated) shall continue to be exercisable in accordance with Paragraph 6 hereof but no more than ten years from the date of granting or such shorter period as described in paragraph 9 hereof.

         11. Adjustment Upon Changes in Capitalization. Notwithstanding any other provisions of the Plan, each option agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to such option and of the option price in the event of changes in the outstanding Stock by reasons of any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Committee, whose determination of such adjustment shall be conclusive.

         12. Amendment and Termination. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, or in order to conform to any change in any law or regulation applicable thereto. Without the consent of any person to whom any option shall therefore have been granted, no termination, modification or amendment of the Plan shall adversely affect any rights which may previously have been granted under the Plan to such person.

         13. Effectiveness of Plan. The Plan shall be effective upon its approval by the shareholders of the Company.